UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 27, 2010

Sajan, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Whitetail Blvd., River Falls, Wisconsin		54022

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(715) 426-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On April 26, 2010, the United States District Court, District of Minnesota granted the Company’s motion to dismiss all counterclaims asserted by Tiberius Capital II, LLC (“Tiberius”) against the Company, Sajan, LLC (as successor of Sajan, Inc., a Minnesota corporation), Feltl and Company, Inc., Perkins Capital Management, Inc. and several of the Company’s officers, directors and advisors.  Tiberius retains certain rights to amend its counterclaims and to appeal this decision.  Additional information regarding this lawsuit can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission on March 31, 2010.

A copy of the press release dated April 27, 2010 is filed as Exhibit 99.1 to this Current Report and is incorporated into this Item 8.01 by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAJAN, INC.

By: /s/ Shannon Zimmerman
Shannon Zimmerman, President, Chief Executive Officer and Chief Financial Officer

Date: April 27, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 27, 2010